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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 7, 1999

                               AVATEX CORPORATION

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE

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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             1-8549                                     25-1425889

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     (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NO.)


5910 N. CENTRAL EXPRESSWAY, SUITE #1780                     75206
           DALLAS, TEXAS

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                  214-365-7450

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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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NY:2\857954\04
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ITEM 5.    OTHER EVENTS

           Avatex Corporation ("Avatex") announced on December 6, 1999 that the previously announced merger of its wholly-owned subsidiary, Xetava Corporation ("Xetava"), with and into Avatex, was approved by the holders of at least a majority of the outstanding shares of existing Avatex common stock and at least two-thirds of each series of existing Avatex preferred stock, voting separately as a class. Avatex also announced on December 6, 1999 that, in connection with the merger, the Delaware Court of Chancery approved the settlement of certain litigation that had been brought on behalf of holders of Avatex preferred stock in 1998.

           Avatex announced on December 7, 1999 that the merger with Xetava was consummated on December 7, 1999 and that its $5.00 cumulative convertible preferred stock and $4.20 cumulative exchangeable series A preferred stock will cease to be outstanding. Avatex also announced that its new Class A common stock (the "New Avatex Common Stock") will be quoted for trading on the OTC Bulletin Board System under the symbol "AVAT", that warrants to purchase its Class A common stock (the "Warrants") will be quoted for trading on the OTC Bulletin Board System under the symbol "AVATW", and that Avatex Funding, Inc.'s 6.75% notes due 2002 (the "6.75% Notes") will be quoted for trading on the National Quotation Bureau "yellow sheets(TM)".

           Under the merger, Avatex's former preferred stockholders were entitled to exchange their shares of preferred stock for shares of New Avatex Common Stock, or, at their election, a combination of cash, 6.75% Notes, Warrants and a deferred contingent right. The total amount of cash distributed to electing preferred stockholders was $12,861,670, the total principal amount of 6.75% Notes issued by Avatex Funding, Inc., a newly-formed, wholly-owned subsidiary of Avatex, to electing preferred stockholders was approximately $28,676,028, and the total number of Warrants issued to electing preferred stockholders was approximately 2,319,334. The former shares of Avatex preferred stock held by former preferred stockholders that did not elect to receive the combination of cash, 6.75% Notes, Warrants and deferred contingent rights were converted in the merger into a total of approximately 5,831,216 shares of New Avatex Common Stock. The common stock held by Avatex's existing common stockholders was converted into New Avatex Common Stock. As a result, there are now approximately 19,637,703 shares of New Avatex Common Stock outstanding.

           In connection with the consummation of the merger, Avatex filed a Certificate of Merger of Xetava Corporation with and into Avatex Corporation with the Secretary of State of Delaware on December 7, 1999. The Certificate of Merger included the Restated Certificate of Incorporation of Avatex.

           Reference is hereby made to the Amended and Restated Agreement and Plan of Merger dated June 18, 1999, and the Press Release, issued June 18, 1999 by Avatex, which are attached as Exhibits 2 and 99, respectively, to the Current Report on Form 8-K filed by


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Avatex on June 24, 1999. Reference is also made to Amendment No. 1 to the
Amended and Restated Agreement and Plan of Merger dated as of October 19, 1999, which is attached as Exhibit 2-B to Amendment No. 2 to Avatex's Registration Statement on Form S-4 (No. 333-84849), and the Press Releases issued December 6, 1999 and December 7, 1999 by Avatex, which are attached hereto as Exhibits 99-A and 99-B, respectively, and incorporated herein by reference.


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

           3-A Certificate of Merger of Xetava Corporation with and into Avatex Corporation dated December 7, 1999, with the Restated Certificate of Incorporation of Avatex Corporation annexed thereto.

           3-B        Restated Certificate of Incorporation of Avatex Funding,
                      Inc.

           4-A Indenture, dated as of December 7, 1999, among Avatex Funding, Inc., Avatex Corporation and Norwest Bank Minnesota, National Association, as indenture trustee.

           4-B Pledge and Security Agreement, dated as of December 7, 1999, among Avatex Funding, Inc., Avatex Corporation and Norwest Bank Minnesota, National Association, as collateral agent.

           4-C Subrogation Agreement, dated as of December 7, 1999, between Bart A. Brown, Jr., as Chapter 7 Trustee of FoxMeyer Corporation, et al., and Norwest Bank Minnesota, National Association, as indenture trustee, and acknowledged by Avatex Corporation.

           10-A Warrant Agreement, dated as of December 7, 1999, among Avatex Corporation and American Stock Transfer and Trust Company, as warrant agent.

           10-B Second Amendment to Employment Agreement, dated December 6, 1999, between Avatex Corporation and Abbey J. Butler.

           10-C Second Amendment to Employment Agreement, dated December 6, 1999, between Avatex Corporation and Melvyn J. Estrin.

           99-A Press Release dated December 6, 1999, issued by Avatex Corporation.

           99-B Press Release dated December 7, 1999, issued by Avatex Corporation.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 16, 1999.                 AVATEX CORPORATION
                                          (Registrant)


                                          By: /s/ Robert H. Stone
                                             ----------------------------------
                                                  Robert H. Stone
                                                  Vice President and
                                                  General Counsel


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                                  EXHIBIT INDEX

        EXHIBIT NO.             DESCRIPTION
        -----------             -----------

           3-A Certificate of Merger of Xetava Corporation with and into Avatex Corporation dated December 7, 1999, with the Restated Certificate of Incorporation of Avatex Corporation annexed thereto.

           3-B        Restated Certificate of Incorporation of Avatex Funding,
                      Inc.

           4-A Indenture, dated as of December 7, 1999, among Avatex Funding, Inc., Avatex Corporation and Norwest Bank Minnesota, National Association, as indenture trustee.

           4-B Pledge and Security Agreement, dated as of December 7, 1999, among Avatex Funding, Inc., Avatex Corporation and Norwest Bank Minnesota, National Association, as collateral agent.

           4-C Subrogation Agreement, dated as of December 7, 1999, between Bart A. Brown, Jr., as Chapter 7 Trustee of FoxMeyer Corporation, et al., and Norwest Bank Minnesota, National Association, as indenture trustee, and acknowledged by Avatex Corporation.

           10-A Warrant Agreement, dated as of December 7, 1999, among Avatex Corporation and American Stock Transfer and Trust Company, as warrant agent.

           10-B Second Amendment to Employment Agreement, dated December 6, 1999, between Avatex Corporation and Abbey J. Butler.

           10-C Second Amendment to Employment Agreement, dated December 6, 1999, between Avatex Corporation and Melvyn J. Estrin.

           99-A Press Release dated December 6, 1999, issued by Avatex Corporation.

           99-B Press Release dated December 7, 1999, issued by Avatex Corporation.